EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FIRST QUARTER 2024 FINANCIAL RESULTS

•Subscription revenue of $64.3 million, up 15% year-over-year.
•Subscription gross margin of 77% and non-GAAP subscription gross margin of 79%, an improvement of more than 140 basis points year-over-year.
•Total gross margin of 64% and non-GAAP gross margin of 67%, an improvement of 315 basis points year-over-year.

HOUSTON – May 7, 2024 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced financial results for the first quarter ended March 31, 2024.

“We delivered a strong start to 2024, exceeding our guidance ranges across all metrics, driving 15% subscription revenue growth and delivering a near 300% improvement to adjusted EBITDA year-over-year,” stated CEO Andres Reiner. “We continue to be excited about our long-term trajectory as the market continues to embrace AI, and we have the right platform, people, and strategy to capitalize on this market opportunity.”

First Quarter 2024 Financial Highlights

Key financial results for the first quarter 2024 are shown below. Throughout this press release all dollar figures are in millions, except net (loss) earnings per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q1 2024	Q1 2023	Change	Q1 2024	Q1 2023	Change
Revenue:
Total Revenue	$80.7	$73.2	10%	n/a	n/a	n/a
Subscription Revenue	$64.3	$56.0	15%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$67.9	$61.7	10%	n/a	n/a	n/a
Profitability:
Gross Profit	$51.9	$43.6	19%	$53.9	$46.6	16%
Operating (Loss) Income	$(10.3)	$(18.8)	$8.5	$3.7	$(3.5)	$7.2
Net (Loss) Income	$(11.4)	$(19.0)	$7.6	$2.0	$(2.5)	$4.6
Net (Loss) Earnings Per Share	$(0.24)	$(0.41)	$0.17	$0.04	$(0.06)	$0.10
Adjusted EBITDA	n/a	n/a	n/a	$4.6	$(2.3)	$6.9
Cash:
Net Cash Used in Operating Activities	$(4.6)	$(6.1)	$1.5	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(4.9)	$(4.5)	$(0.4)
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Launched the PROS Copilot for Sales Plugin in partnership with Microsoft, making PROS the first vendor to integrate quote insights into Microsoft’s Copilot for Sales; PROS Copilot for Sales Plugin empowers sellers to deliver fast, personalized offers to customers directly from email threads, uniquely harnessing the power of PROS AI combined with Microsoft's generative AI to drive proposals that win.

•Welcomed many new customers who are adopting the PROS Platform such as Air India, Eastern Airways, ECE Group, JetBlue, Les Schwab, and Sky High Dominicana, among others.

•Expanded adoption of the PROS Platform within existing customers including Air Baltic, Cargolux, CITGO, Europcar, Graybar Electric, Hyatt, Securitas, Siemens, and TE Connectivity, among others.

•Chris Allison, PROS Director of Product Management, was elected Vice Chair of the International Air Transport Association’s (IATA) Shop Order Pay Standards Board Advisory Forum (SOPSBAF), responsible for the strategic direction of distribution, offer management, order management and payment standards within the airline industry; Chris’ appointment establishes PROS expertise and leadership in setting the vision for the future of airline retailing.

•Published PROS 2023 Sustainability Report, highlighting our perspectives on and approach to environmental, social, and governance issues that matter most to PROS customers, employees, and shareholders.

•Appointed Todd McNabb as Chief Revenue Officer to lead PROS global go-to-market team to amplify PROS growth opportunity as the market increasingly embraces AI to drive meaningful business outcomes.

Financial Outlook

PROS currently anticipates the following based on an estimated 48.2 million diluted weighted average shares outstanding for the second quarter of 2024 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2024.

	Q2 2024 Guidance	v. Q2 2023 at Mid-Point	Full Year 2024 Guidance	v. Prior Year at Mid-Point
Total Revenue	$80.5 to $81.5	7%	$332.5 to $334.5	10%
Subscription Revenue	$64.0 to $64.5	12%	$263.5 to $265.5	13%
Subscription ARR	n/a	n/a	$289.0 to $292.0	12%
Non-GAAP Earnings Per Share	$0.00 to $0.02	$0.02	n/a	n/a
Adjusted EBITDA	$1.0 to $2.0	$1.4	$17.0 to $20.0	$12.5
Free Cash Flow	n/a	n/a	$22.0 to $26.0	$12.6
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, May 7, 2024, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-300-8521 (toll-free) or 1-412-317-6026. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Tuesday, May 14, 2024, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 10188161.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With nearly 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), subscription annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP financial measures to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, subscription annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance related to costs incurred as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt premium and issuance costs and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Premium and Issuance Costs: Amortization of debt premium and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Subscription Annual Recurring Revenue: Subscription Annual Recurring Revenue ("subscription ARR") is used to assess the trajectory of our cloud business. Subscription ARR means, as of a specified date, the contracted subscription revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions. Subscription ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$156,423	$168,747
Trade and other receivables, net of allowance of $724 and $574, respectively	51,035	49,058
Deferred costs, current	4,642	4,856
Prepaid and other current assets	10,809	12,013
Total current assets	222,909	234,674
Restricted cash	10,000	10,000
Property and equipment, net	21,572	23,051
Operating lease right-of-use assets	15,824	14,801
Deferred costs, noncurrent	9,899	10,292
Intangibles, net	10,378	11,678
Goodwill	107,641	107,860
Other assets, noncurrent	9,666	9,477
Total assets	$407,889	$421,833
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$2,535	$3,034
Accrued liabilities	14,985	13,257
Accrued payroll and other employee benefits	16,157	32,762
Operating lease liabilities, current	5,135	5,655
Deferred revenue, current	128,359	120,955
Current portion of convertible debt, net	21,702	21,668
Total current liabilities	188,873	197,331
Deferred revenue, noncurrent	4,289	3,669
Convertible debt, net, noncurrent	271,937	272,324
Operating lease liabilities, noncurrent	25,616	25,118
Other liabilities, noncurrent	1,191	1,264
Total liabilities	491,906	499,706
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 51,649,163 and 51,184,584 shares issued, respectively; 46,968,440 and 46,503,861 shares outstanding, respectively	52	51
Additional paid-in capital	609,469	604,084
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(658,609)	(647,252)
Accumulated other comprehensive loss	(5,082)	(4,909)
Total stockholders’ (deficit) equity	(84,017)	(77,873)
Total liabilities and stockholders’ (deficit) equity	$407,889	$421,833

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue:
Subscription	$64,349	$55,969
Maintenance and support	3,595	5,712
Total subscription, maintenance and support	67,944	61,681
Services	12,744	11,501
Total revenue	80,688	73,182
Cost of revenue:
Subscription	14,613	14,093
Maintenance and support	1,862	2,282
Total cost of subscription, maintenance and support	16,475	16,375
Services	12,358	13,167
Total cost of revenue	28,833	29,542
Gross profit	51,855	43,640
Operating expenses:
Selling and marketing	22,682	26,010
Research and development	24,413	22,291
General and administrative	15,062	14,135
Loss from operations	(10,302)	(18,796)
Convertible debt interest and amortization	(1,202)	(1,576)
Other income, net	458	1,451
Loss before income tax provision	(11,046)	(18,921)
Income tax provision	311	81
Net loss	$(11,357)	$(19,002)

Net loss per share:
Basic and diluted	$(0.24)	$(0.41)
Weighted average number of shares:
Basic and diluted	46,817	45,926

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Operating activities:
Net loss	$(11,357)	$(19,002)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,204	3,001
Amortization of debt premium and issuance costs	(284)	373
Share-based compensation	12,700	9,904
Provision for credit losses	149	108
Gain on lease modification	(697)	—
Loss on disposal of assets	774	35
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(2,098)	2,239
Deferred costs	606	425
Prepaid expenses and other assets	1,070	(2,505)
Operating lease right-of-use assets and liabilities	(848)	(591)
Accounts payable and other liabilities	(637)	(3,793)
Accrued liabilities	2,327	504
Accrued payroll and other employee benefits	(16,611)	(8,174)
Deferred revenue	8,058	11,333
Net cash used in operating activities	(4,644)	(6,143)
Investing activities:
Purchases of property and equipment	(223)	(1,546)
Capitalized internal-use software development costs	(17)	—
Investment in equity securities	(113)	—
Net cash used in investing activities	(353)	(1,546)
Financing activities:
Proceeds from employee stock plans	1,024	1,137
Tax withholding related to net share settlement of stock awards	(8,338)	(4,710)
Net cash used in financing activities	(7,314)	(3,573)
Effect of foreign currency rates on cash	(13)	11
Net change in cash, cash equivalents and restricted cash	(12,324)	(11,251)
Cash, cash equivalents and restricted cash:
Beginning of period	178,747	203,627
End of period	$166,423	$192,376

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$156,423	$192,376
Restricted cash	10,000	—
Total cash, cash equivalents and restricted cash	$166,423	$192,376

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended March 31,		Year over Year
	2024	2023	% change
GAAP gross profit	$51,855	$43,640	19%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	953	1,337
Severance	—	749
Share-based compensation	1,068	832
Non-GAAP gross profit	$53,876	$46,558	16%

Non-GAAP gross margin	66.8%	63.6%

GAAP loss from operations	$(10,302)	$(18,796)	(45)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,301	1,806
Severance	—	3,586
Share-based compensation	12,700	9,904
Total non-GAAP adjustments	14,001	15,296
Non-GAAP income (loss) from operations	$3,699	$(3,500)	(206)%

Non-GAAP income (loss) from operations % of total revenue	4.6%	(4.8)%

GAAP net loss	$(11,357)	$(19,002)	(40)%
Non-GAAP adjustments:
Total non-GAAP adjustments affecting income (loss) from operations	14,001	15,296
Amortization of debt premium and issuance costs	(353)	373
Tax impact related to non-GAAP adjustments	(262)	797
Non-GAAP net income (loss)	$2,029	$(2,536)	(180)%

Non-GAAP earnings (loss) per share	$0.04	$(0.06)

Shares used in computing non-GAAP earnings (loss) per share	47,889	45,926

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cost of Subscription Items
Amortization of acquisition-related intangibles	953	1,337
Severance	—	125
Share-based compensation	202	125
Total cost of subscription items	$1,155	$1,587

Cost of Maintenance Items
Severance	—	307
Share-based compensation	137	80
Total cost of maintenance items	$137	$387

Cost of Services Items
Severance	—	317
Share-based compensation	729	627
Total cost of services items	$729	$944

Sales and Marketing Items
Amortization of acquisition-related intangibles	348	469
Severance	—	1,595
Share-based compensation	3,628	2,928
Total sales and marketing items	$3,976	$4,992

Research and Development Items
Severance	—	1,008
Share-based compensation	3,531	2,350
Total research and development items	$3,531	$3,358

General and Administrative Items
Severance	—	234
Share-based compensation	4,473	3,794
Total general and administrative items	$4,473	$4,028

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Adjusted EBITDA
GAAP Loss from Operations	$(10,302)	$(18,796)
Amortization of acquisition-related intangibles	1,301	1,806
Severance	—	3,586
Share-based compensation	12,700	9,904
Depreciation and other amortization	903	1,195
Capitalized internal-use software development costs	(17)	—
Adjusted EBITDA	$4,585	$(2,305)

Net Cash Used in Operating Activities	$(4,644)	$(6,143)
Severance	—	3,170
Purchase of property and equipment	(223)	(1,546)
Capitalized internal-use software development costs	(17)	—
Free Cash Flow	$(4,884)	$(4,519)

Guidance
	Q2 2024 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(11,700)	$(10,700)
Amortization of acquisition-related intangibles	1,300	1,300
Share-based compensation	10,500	10,500
Depreciation and other amortization	900	900
Adjusted EBITDA	$1,000	$2,000

	Full Year 2024 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(36,200)	$(33,200)
Amortization of acquisition-related intangibles	4,400	4,400
Share-based compensation	45,200	45,200
Depreciation and other amortization	3,600	3,600
Adjusted EBITDA	$17,000	$20,000